UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

 October 21, 2019

SUTTER ROCK CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Maryland	1-35156	27-4443543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Sansome Street

Suite 730

San Francisco, CA 94104

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 235-4769

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	SSSS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On October 21, 2019, Sutter Rock Capital Corp. (“Sutter Rock”) issued a press release entitled “Sutter Rock Capital Corp. Will Commence a Modified Dutch Auction Tender Offer to Repurchase up to $10.0 Million of its Common Stock” (the “Press Release”).  A copy of such Press Release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information disclosed under this Item 7.01 including the information set forth in Exhibit 99.1 hereto, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits), including statements regarding Sutter Rock’s beliefs, expectations, intentions or strategies for the future, may constitute forward-looking statements. Sutter Rock cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Risk factors, cautionary statements and other conditions which could cause Sutter Rock’s actual results to differ from management’s current expectations are contained in Sutter Rock’s filings with the Securities and Exchange Commission.  Sutter Rock undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit 99.1	Press Release dated October 21, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2019	SUTTER ROCK CAPITAL CORP.

	By:	/s/ Allison Green
Allison Green Chief Financial Officer, Treasurer and Corporate Secretary